Exhibit 10.43.5

                                 AMENDMENT NO. 2

                     TO MASTER CREDIT AND SECURITY AGREEMENT

         This AMENDMENT NO. 2 TO MASTER CREDIT AND SECURITY AGREEMENT (this "Amendment"), dated as of March 31, 2002, is by and among TCS FUNDING IV, INC., a Delaware corporation (the "Borrower"), THE CREDIT STORE, INC. ("TCSI"), a Delaware corporation, acting as the Servicer (in such capacity the "Servicer"), and MM&S INVESTMENTS CORPORATION, a Minnesota corporation (the "Lender").

                                    RECITALS

         WHEREAS, the Borrower, TCSI and Miller & Schroeder Investments Corporation ("Miller & Schroeder") entered into a Master Credit and Security Agreement dated as of May 31, 2000 (the "Original Agreement"); and

         WHEREAS, the Lender has acquired substantially all the assets of Miller & Schroeder and is the assignee of the rights and obligations of Miller & Schroeder under the Original Agreement; and

         WHEREAS, the Borrower and the Lender are parties to an Amendment No. 1 to Master Credit and Security Agreement, dated as of November 30, 2001, pursuant to which the Original Agreement was amended to, among other things, extend the Revolving Period; and

         WHEREAS, the Borrower desires and the Lender is willing, on the terms and subject to the conditions hereinafter set forth, to amend the Original Agreement to, among other things, further extend the Revolving Period.

         ACCORDINGLY, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         1.1 Original Agreement Definitions. Terms defined in the Original Agreement shall have the same meaning when used herein unless otherwise expressly indicated.

                                   ARTICLE II

                                   AMENDMENTS

         2.1 Amendment to Section 1.1 of the Original Agreement. The definition of "Revolving Period" set forth in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

                  "Revolving Period" means the period commencing on the Closing Date and ending on the earlier to occur of (i) September 30, 2002 or
         (ii) the date on which an Event of Default occurs.

         2.2 Amendment to Section 2.3(a)(i) of the Original Agreement. Section 2.3(a)(i) of the Original Agreement is hereby amended in its entirety to read as follows:

                  "(i) Pre-Rating Loans. Subject to Section 2.2(b) below, each Loan borrowed before the Ratings Event shall bear interest on the unpaid principal amount thereof at (A) 9.75% from November 20, 2001 to and including September 30, 2002 and (B) from and after October 1, 2002, at a varying rate per annum equal to the sum of (x) the Prime Rate for the applicable Interest Rate Period and (y) the Applicable Margin."

         2.3 Amendment to Section 3.1 of the Original Agreement. Section 3.1 of the Original Agreement is hereby amended in its entirety to read as follows:

                  "Section 3.1. Order of Distribution of Collections During the Revolving Period

                           (a) On any Business Day during the Revolving Period
                  (unless a Trigger Event has occurred and is continuing), the Servicer shall apply the Security Interest Percentage of Collections to purchase new Receivables in the Accounts. If the Security Interest Percentage of Collections is insufficient to purchase new Receivables in the Accounts that are "Accounts" as of the close of business on the preceding Business Day, the Servicer shall use funds on deposit in the Reserve Account for such purpose.

                           (b) On each Settlement Date during the Revolving
                  Period (unless a Trigger Event has occurred and is continuing), the Servicer shall instruct the Paying Agent to distribute the Security Interest Percentage of Collections received during the preceding Monthly Period and remaining in the Collection Account after application pursuant to subsection (a) above, in the following order:

                                    (i) First, to pay any cost or expense
                           reimbursement or indemnity obligation payments to the Lender arising under this Agreement;

                                    (ii) Second, to pay to the Backup Servicer
                           the Backup Servicing Fee for the preceding Monthly Period plus any accrued but unpaid Backup Servicing Fee from any prior Monthly Period and to pay to the Paying Agent, its fees and expenses owing on such date;

                                    (iii) Third, to pay any unpaid and due
                           accrued interest on the Loans to the Lender;

                                    (iv) Fourth, to pay to the Servicer the
                           Security Interest Percentage of the Servicing Fee for the preceding Monthly Period plus any accrued but unpaid Servicing Fee from any prior Monthly Period;

                                    (v) Fifth, to pay the Borrower's reasonable
                           administrative and operating expenses customary for limited purpose entities similar to the Borrower;

                                    (vi) Sixth, any remaining amount to the
                           Lender to repay principal on the Loans."

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         3.1 Representations and Warranties. To induce the Lender to enter into this Amendment, the Borrower hereby represents and warrants to the Lender as follows:

                  (a) The Borrower's execution, delivery and performance of this Amendment (and of the Original Agreement as amended by this Amendment) have been duly authorized by all necessary corporate action on the part of the Borrower, do not require any approval or consent of, or any registration, qualification or filing with, any governmental agency or authority or any approval or consent of any other person or entity, do not and will not conflict with, result in any violation of, or constitute any default under, any provision of its Certificate of Incorporation or Bylaws, any agreement binding on or applicable to it or any of its properties, or any law or governmental regulation or court decree or order binding upon or applicable to it or its properties, and will not result in the creation or imposition of any lien or encumbrance in or on any of its properties (except in favor of the Lender) pursuant to the provisions of any agreement applicable to it or any of its property.

                  (b) The Original Agreement, as amended hereby, the outstanding Notes, and the other Transaction Documents are the legal, valid and binding obligations of the Borrower, as provided above, enforceable against the Borrower in accordance with their terms, except as enforcement may be limited by applicable bankruptcy, insolvency, moratorium and other laws applicable to creditors' rights generally and by general principles of equity.

                  (c) No action, suit or proceeding is pending or, to the Borrower's knowledge, threatened against the Borrower that could have a material adverse effect on the Borrower.

                                   ARTICLE IV

                  CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT

         4.1 Conditions to Effectiveness of this Amendment. This Amendment shall become effective when the Lender shall have received the following:

                  (a) This Amendment, duly executed by the Borrower;

                  (b) An extension fee of $50,000; and

                  (c) A copy of the resolutions of the Borrower's board of directors authorizing the Borrower's execution, delivery and performance of this Amendment and the Original Agreement as amended hereby, certified by the Secretary or an Assistant Secretary of the Borrower, together with (i) specimen signatures of authorized officers of the Borrower and (ii) copies of the Borrower's certificate of incorporation and by-laws if either the list of authorized officers or the Borrower's certificate of incorporation or bylaws has changed since the closing of the Original Agreement.

                                    ARTICLE V

                                  MISCELLANEOUS

         5.1 Reference to and Effect on the Original Agreement, Note and Security Documents.

                  (a) The Original Agreement, as hereby amended, the outstanding Notes and the other Transaction Security Documents remain in full force and effect and are hereby ratified and confirmed.

                  (b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under the Original Agreement, the outstanding Notes or the other Transaction Documents, nor constitute a waiver of any provision thereof.

                  (c) All references in the Original Agreement, as hereby amended, to "the Agreement" shall be deemed to refer to the Original Agreement as amended hereby; and any and all references in the Transaction Documents to "the Credit Agreement" shall be deemed to refer to the Original Agreement as amended hereby.

         5.2 Continuation of Representations and Warranties. The Borrower represents and warrants to the Lender that on and as of the date hereof and after giving effect to this Amendment, (i) all of the representations and warranties contained in the Original Agreement are correct and complete in all material respects as of the date hereof, as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct as of such earlier date, and (ii) no Default or Event of Default has occurred and is continuing.

         5.3 Merger and Integration, Superseding Effect. The Original Agreement, as amended by this Amendment, together with the other Transaction Documents, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into it all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that the Original Agreement, as amended by this Amendment, and together with such other Transaction Documents, shall control.

         5.4 Expenses. As provided in Section 12.5 of the Original Agreement, the Borrower agrees to pay all of the expenses, including reasonable attorney's fees and expenses, incurred by the Lender in connection with this Amendment.

         5.5 Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and either of the parties hereto may execute this Amendment by signing any such counterpart.

         5.6 Successors. This Amendment shall be binding upon the Borrower, the Lender and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Lender and the successors and assigns of the Borrower and the Lender.

         5.7 Headings. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

         5.8 Governing Law. The validity, construction and enforceability of this Amendment shall be governed by the internal law of the State of Minnesota, without giving effect to conflict of laws principles thereof, but giving effect to federal laws of the United States applicable to national banks.

                           [Signature Page to Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        MM&S INVESTMENTS CORPORATION, as Lender


                                        By  /s/ Eric Cook
                                          Its Assistant Vice President

                                        Suite 3000
                                        150 South Fifth Street
                                        Minneapolis, Minnesota 55402


                                        TCS Funding IV, Inc., as the Borrower


                                        By  /s/ Charles A. Schultz, Jr.
                                          Its Vice President

                                        3401 North Louise Avenue, Suite 105
                                        Sioux Falls, South Dakota 57107


                                        THE CREDIT STORE, INC., as the Servicer


                                        By  /s/ Charles A. Schultz, Jr.
                                          Its Vice President

                                        3401 North Louise Avenue
                                        Sioux Falls, South Dakota 57107



                (Signature Page 1 of 1 to Amendment No. 2 to the
                     Master Credit and Security Agreement)